A Novel Approach to Migraine October 2026 Exhibit 99.2

Disclaimers This presentation (this “Presentation”) has been prepared solely for the purpose of furnishing information on a confidential basis to interested parties to assist them in making their own evaluation with respect to a potential private placement of securities of TCGX Acquisition Corp. (“TCGX”) in connection with the contemplated business combination (the “Transaction”) between TCGX and TriGemX Bio, Inc. (the “Company” or “TriGemX”) and is being delivered to you on behalf of TCGX and the Company by Jefferies LLC (“Jefferies”), as capital markets advisor and lead placement agent in connection with the Transaction. This information is strictly confidential and proprietary, and its disclosure to an unauthorized recipient could cause significant harm to the Company. By accepting this Presentation, you and your affiliates agree to maintain this information in the strictest confidence and to protect and safeguard this Presentation against any unauthorized publication or disclosure. Without the express prior written consent of the Company, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Company and the Transaction or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the information, except to the extent required by law. You acknowledge that you are (a) aware that the United States securities laws prohibit any person who has material non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that you will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. You also acknowledge and agree that this Presentation may contain material non-public information concerning the Company. By accepting this Presentation and the information contained herein, you and your institution expressly agree to use this Presentation and the information contained herein in accordance with your compliance policies, contractual obligations and applicable laws, including United States federal and state securities laws and comply with the confidentiality obligations and other requirements set forth herein. This Presentation supersedes and replaces all previous oral and written communications between the parties hereto relating to the subject matter hereof. This Presentation and any oral statements made in connection with this Presentation shall not constitute an offer to sell or a solicitation of an offer to buy securities or an invitation or inducement to engage in investment activity, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities law of any such jurisdiction. Any securities to be offered by the Company in connection with the Transaction to which this Presentation relates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state or foreign securities laws. Any offer of securities, if made, may be made only through definitive offering documents, including, but not limited to a subscription agreement. The information contained herein is qualified in its entirety by reference to the definitive offering documents. This Presentation relates to securities that the Company intends to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of the potential offering or determined that this Presentation is accurate or complete. Any representation to the contrary is a criminal offense. No Representations and Warranties This Presentation is for informational purposes only. The recipient agrees and acknowledges that this Presentation is for informational purposes and is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by TriGemX, Jefferies or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information (including as to the accuracy, completeness or reasonableness of statements, estimates, targets, projections, assumptions or judgments) in this Presentation or in any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever (including any direct, indirect or consequential loss or loss of profit) is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is subject to change, and any such changes may be material. TriGemX and Jefferies disclaim any duty to update the information contained in this Presentation. Forward-Looking Statements This Presentation contains forward-looking statements. All statements other than statements of historical facts contained in this Presentation, including statements regarding TriGemX’s future results of operations and financial condition, business strategy, technology, systems, research and development costs, regulatory approvals, potential market opportunity, anticipated trends in TriGemX’s business, timing and likelihood of success, as well as plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that are in some cases beyond TriGemX’s control and may cause TriGemX’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “future,” “opportunity” or “would,” or the negative of these terms or other similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions. Moreover, TriGemX operates in a competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for TriGemX’s management to predict all risks, nor can TriGemX assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements it may make. In light of these risks, uncertainties, and assumptions, the forward-looking events and circumstances discussed in this Presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although TriGemX believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, advancements, discoveries, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. In addition, statements that “TriGemX believes” and similar statements reflect its belief and opinion on the relevant subject. These statements are based upon information available to TriGemX as of the date of this Presentation, and while it believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. TriGemX qualifies all of the forward-looking statements in this Presentation by these cautionary statements. These forward-looking statements speak only as of the date of this Presentation. Except as required by applicable law, TriGemX does not plan to publicly update or revise any forward-looking statements contained in this Presentation, whether as a result of any new information, future events, or otherwise. Industry, Market Data and Partnerships In this Presentation, TriGemX relies on and refers to certain information and statistics regarding the markets and industries in which TriGemX competes. Such information and statistics are based on management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While TriGemX believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. TriGemX has not independently verified the accuracy or completeness of the information provided by the third-party sources. This Presentation contains descriptions of certain key business partnerships with TriGemX. These descriptions are based on the TriGemX management team’s discussion with such counterparties, certain written agreements, including non-binding agreements, and the latest available information and estimates as of the date of this Presentation. These descriptions are subject to negotiation and execution of definitive agreements with certain of such counterparties which have not been completed as of the date of this Presentation. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and TriGemX’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but TriGemX and its affiliates will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information You are urged to request any additional information you may consider necessary or desirable in making an informed investment decision. None of Jefferies or any of its affiliates is acting as a financial advisor, placement agent, arranger or in any other advisory capacity to you with respect to the Transaction or owes such recipient any duty of loyalty or care (whether in contract, in tort or otherwise) with respect to this Presentation or the Transaction (and Jefferies, on behalf of itself and its affiliates, expressly disclaims any such advisory, fiduciary or similar relationship). You (and your representatives, if any) are invited, prior to the entry into any definitive documentation with respect to the Transaction, to ask questions of, and receive answers from, the Company concerning the Transaction and to obtain additional information regarding the Transaction, to the extent the same can be acquired without unreasonable effort or expense, in order to verify the accuracy of the information contained herein. If you decide not to participate in the Transaction, or if the Company requests at any time, you will promptly return to the Company all materials furnished to you in connection with the Transaction, including this Presentation, without retaining any copies thereof (except copies retained for bona fide legal or compliance purposes). If the Transaction is pursued, TriGemX and TCGX intend to file a registration statement (which will include a proxy statement/prospectus of TCGX) and other relevant documents with the Securities and Exchange Commission (the “SEC”), to be used at the meeting of shareholders to approve the Transaction and as the prospectus related to the offer of the securities to be issued by the combined company in connection with the Transaction and, after the registration statement is declared effective, TCGX will mail a definitive proxy statement/prospectus relating to the Transaction to its shareholders. Shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC in their entirety when they become available because they will contain important information about TriGemX, TCGX and the Transaction. Such registration statement may modify and supersede in its entirety any information in this Presentation, which is preliminary. Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when filed), as well as other filings containing information about TriGemX, TCGX and the Transaction at the SEC’s website located at www.sec.gov. There can be no assurance that the Transaction will be completed, or completed on the terms described in this Presentation. Participants in the Solicitation TCGX, TriGemX and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TCGX’s shareholders in connection with the Transaction. Information about TCGX’s directors and executive officers and their ownership of TCGX’s securities is set forth in TCGX’s filings with the SEC, and information about TriGemX’s directors and executive officers will be set forth in the registration statement. To the extent that holdings of TCGX’s securities by TCGX’s directors and executive officers have changed since the amounts printed in the prospectus for TCGX’s initial public offering, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction may be obtained by reading the registration statement, including the preliminary and definitive proxy statement/prospectus regarding the Transaction, when it becomes available. These documents can be obtained free of charge from the sources indicated above. Financial Information; Non-GAAP Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, registration statement or prospectus to be filed by TCGX or TriGemX with the SEC.

Risk Factors Risks Related to TriGemX’s Limited Operating History, Financial Condition and Need for Additional Capital TriGemX is a clinical-stage biopharmaceutical company with no history of commercializing products and has never generated any product revenues, which may make it difficult to evaluate the success of its business to date and to assess its future viability. TriGemX has incurred significant operating losses since inception and anticipates that it will continue to incur substantial operating losses for the foreseeable future and may never achieve or maintain profitability. TriGemX will require substantial additional financing in addition to the proceeds of this private placement and the business combination, including any funds remaining in the trust account at closing, to achieve its goals, and failure to obtain additional capital when needed, or on acceptable terms, could cause it to delay, limit, reduce or terminate its product development or future commercialization efforts. Raising additional capital may cause dilution to its shareholders, restrict its operations or require it to relinquish rights to its technologies, product candidates, intellectual property, or future revenue streams. Risks Related to the Design, Development, Approval and Commercialization of TriGemX’s Product Candidates TriGemX depends substantially on the success of elismetrep, its lead product candidate, which is in clinical development and has not completed a pivotal trial. If it does not obtain regulatory approval for and successfully commercialize one or more of its product candidates or experiences significant delays in doing so, it may never become profitable. Clinical trials are very expensive, time-consuming and difficult to design and implement and involve uncertain outcomes. Furthermore, results of earlier preclinical studies and clinical trials may not be predictive of results of future preclinical studies or clinical trials. Clinical trials may be delayed, suspended or terminated for many reasons, which could increase TriGemX's expenses and delay the time it takes to develop TriGemX's product candidates. The regulatory approval process of the FDA and comparable regulatory authorities in foreign jurisdictions is lengthy, time-consuming and unpredictable. TriGemX's product candidates may fail to demonstrate safety and efficacy in clinical trials, or may cause serious adverse or unacceptable side effects that could prevent or delay regulatory approval and commercialization, limit the commercial profile of an approved label, increase costs, necessitate the abandonment or limitation of the development of some of its product candidates or result in significant negative consequences following marketing approval, if any. If any of TriGemX's product candidates receives marketing approval and TriGemX, or others, later discover that the drug is less effective than previously believed or causes undesirable side effects that were not previously identified, its ability to market the drug could be compromised. TriGemX's clinical drug development program may not uncover all possible adverse events that patients who use its product candidates may experience. The number of subjects exposed to treatment and the average exposure time in the clinical development program may be inadequate to detect rare adverse events, or chance findings, that may only be detected once its product candidates are administered to more patients and for greater periods of time. TriGemX depends on enrollment of patients in its clinical trials for its product candidates. If it is unable to enroll patients in its clinical trials, its research and development efforts could be adversely affected. TriGemX may expend its limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success. TriGemX may become exposed to costly and damaging liability claims, either when testing its product candidates in the clinic or at the commercial stage, if ever reached, and its product liability insurance may not cover all damages from such claims. Negative outcomes or data integrity failures by competitors in the migraine space could adversely affect TriGemX's business, reputation, and the regulatory and commercial environment in which it operates. Competitive products may reduce or eliminate the commercial opportunity for TriGemX's product candidates for its current or future indications. If TriGemX's competitors develop technologies or product candidates more rapidly than it does, or their technologies or product candidates are more effective or safer than TriGemX's product candidates, its ability to develop and successfully commercialize its product candidates may be adversely affected. TriGemX has never commercialized a product candidate and may lack the necessary expertise, personnel and resources to successfully commercialize any of its product candidates that receive regulatory approval on its own or together with collaborators. The successful commercialization of TriGemX's product candidates, if approved, will depend in part on the extent to which governmental authorities and health insurers establish adequate coverage, reimbursement levels and pricing policies. Failure to obtain or maintain adequate coverage and reimbursement for its product candidates, if approved, could limit its ability to market those product candidates and decrease its ability to generate revenue. Even if any of TriGemX's product candidates receives marketing approval, it may fail to achieve the degree of market acceptance by physicians, patients, third-party payors and others in the medical community necessary for commercial success. TriGemX currently has no marketing, sales or distribution infrastructure. If it is unable to develop sales, marketing and distribution capabilities on its own or through collaborations, it will not be successful in commercializing its product candidates, if approved. TriGemX may incur substantial costs in developing, expanding and maintaining its infrastructure for commercialization of its product candidates, adversely affecting its ability to generate profits therefrom. If the FDA or comparable foreign regulatory authorities approve generic versions of any of TriGemX's product candidates that receive marketing approval, or such authorities do not grant its product candidates appropriate periods of exclusivity before approving generic versions of its products, the sales of its product candidates could be adversely affected. TriGemX's business, operational and financial goals may not be attainable if the market opportunities for its product candidates are smaller than it expects. Its internal research and third-party estimates may not accurately reflect the market opportunities for elismetrep or other product candidates today or in the future. Risks Related to TriGemX’s Dependence on Third Parties TriGemX relies on third parties to conduct its preclinical studies and clinical trials, and if these third parties perform in an unsatisfactory manner, TriGemX's business could be substantially harmed. TriGemX relies completely on third-party contractors to supply, manufacture and distribute clinical drug supplies for its product candidates, including certain sole-source suppliers and manufacturers; it expects to rely on third parties for supply, manufacturing and distribution of preclinical, clinical and commercial supplies of current and future product candidates. TriGemX, or third-party manufacturers on whom it relies, may be unable to successfully scale-up manufacturing of its product candidates in sufficient quality and quantity, or at acceptable prices, which would delay or prevent it from developing its product candidates and commercializing approved products, if any. TriGemX’s business also could be harmed if these third parties fail to meet applicable legal and regulatory requirements. TriGemX may in the future enter into collaborations with third parties to develop its product candidates. If these collaborations are not successful, its business could be harmed. If TriGemX is not able to establish or maintain collaborations, it may have to alter some of its future development and commercialization plans. TriGemX's reliance on third parties requires it to share its trade secrets, which increases the possibility that a competitor will discover them or that its trade secrets will be misappropriated or disclosed. Risks Related to Regulatory Compliance Even if TriGemX receives regulatory approval of its current or future product candidates, it will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense, and it may be subject to penalties if it fails to comply with regulatory requirements or experiences unanticipated problems with its product candidates. The FDA and other regulatory agencies actively enforce the laws and regulations prohibiting the promotion of off-label uses. Disruptions at the FDA and other government agencies caused by substantial changes in leadership, policies or priorities, funding shortages, staffing limitations or global health concerns could hinder their ability to hire, retain or deploy key leadership and other personnel, or otherwise prevent new or modified products from being developed, approved or commercialized in a timely manner or at all, which could materially and adversely impact TriGemX's business, financial condition, results of operations and prospects. Current and future healthcare reform legislation or regulation may increase the difficulty and cost for TriGemX to obtain coverage for and commercialize TriGemX's product candidates and may adversely affect the prices it may set. If TriGemX or its third-party manufacturers and suppliers fail to comply with environmental, health and safety laws and regulations, it could become subject to fines or penalties or incur costs that could have a material adverse effect on its business, financial condition, results of operations and prospects. TriGemX is subject to various U.S. federal, state and foreign healthcare laws and regulations, which could increase compliance costs, and its failure to comply with these laws and regulations could harm its reputation, subject it to significant fines and liability or otherwise adversely affect its business. Healthcare cost control initiatives, including healthcare legislative and regulatory reform measures, may have a material adverse effect on TriGemX’s business and results of operations. TriGemX is subject to stringent and evolving U.S. and foreign laws, regulations and rules, contractual obligations, industry standards, policies and other obligations related to data privacy and security. Its actual or perceived failure to comply with such obligations could lead to regulatory investigations or actions; litigation (including class claims) and mass arbitration demands; fines and penalties; disruptions of its business operations; reputational harm; loss of revenue or profits; and other adverse business consequences. TriGemX is subject to U.S. and certain foreign export and import controls, sanctions, embargoes, anti-corruption laws, and anti-money laundering laws and regulations. Compliance with these legal standards could impair its ability to compete in domestic and international markets. It can face criminal liability and other serious consequences for violations, which can harm its business. Risks Related to TriGemX’s Intellectual Property If TriGemX is unable to obtain and maintain patent protection for its technology and product candidates, or if the scope of the patent protection obtained is not sufficiently broad, it may not be able to compete effectively in its markets. TriGemX may not identify relevant third-party patents or may incorrectly interpret the relevance, scope or expiration of a third-party patent which might adversely affect its ability to develop and market its product candidates. Patent terms may be inadequate to protect TriGemX's competitive position with respect to its product candidates for an adequate amount of time. Intellectual property rights do not necessarily address all potential threats to TriGemX's business. Changes in patent laws or patent jurisprudence could diminish the value of patents in general, thereby impairing TriGemX's ability to protect its product candidates. Third parties may initiate legal proceedings alleging that TriGemX is infringing their intellectual property rights, the outcome of which would be uncertain and could have a negative impact on the success of its business. TriGemX may become involved in lawsuits to protect or enforce its patents or other intellectual property rights, or the patents or other intellectual property rights of its future licensors, which could be expensive, time-consuming, unsuccessful, and could distract TriGemX personnel from their normal responsibilities. TriGemX may become involved in proceedings challenging its patent rights, including opposition, derivation, reexamination, inter partes review, post-grant review, or interference proceedings, and the issuance of a patent does not automatically give TriGemX the right to practice the patented invention. TriGemX may not be able to protect its intellectual property rights throughout the world, which could negatively impact its business. TriGemX may be subject to claims that its employees, consultants or independent contractors have wrongfully used or disclosed confidential information of their former employers or other third parties. TriGemX may be subject to claims challenging the inventorship or ownership of its patents, patent applications, or other intellectual property, or its future licensors may be subject to similar claims. TriGemX may rely on third parties from whom it licenses or acquires proprietary technology to file and prosecute patent applications, maintain patents, or otherwise protect such intellectual property, and TriGemX has limited control over these activities. TriGemX may be unable to adequately protect its confidential information, trade secrets, and other proprietary rights, including through confidentiality, assignment, and license agreements, which may be breached or fail to provide adequate remedies, and any such failure could harm its business and competitive position. Obtaining and maintaining TriGemX's patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by governmental patent agencies, and its patent protection could be reduced or eliminated for non-compliance with these requirements. Risks Related to TriGemX’s Business Operations, Employee Matters and Managing Growth TriGemX's future growth and ability to compete depend on retaining its key personnel and recruiting additional qualified personnel. TriGemX's future growth depends, in part, on its ability to penetrate foreign markets, where it would be subject to additional regulatory burdens and other risks and uncertainties. Laws and regulations governing TriGemX's international operations may preclude it from developing, manufacturing and selling certain product candidates and products outside of the United States and require it to develop and implement costly compliance programs. TriGemX expects to expand its development and regulatory capabilities and potentially implement sales, marketing and distribution capabilities, and as a result, it may encounter difficulties in managing its growth, which could disrupt its operations. TriGemX's employees, independent contractors, consultants, commercial collaborators, principal investigators, CROs and vendors may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements. TriGemX may be subject to securities litigation, which is expensive and could divert management attention. If TriGemX's information technology systems or those of third parties with whom it works or its data are or were compromised, it could experience adverse consequences resulting from such compromise, including regulatory investigations or actions, litigation, fines and penalties, disruptions of its business operations, reputational harm, loss of revenue or profits, and other adverse consequences. Business disruptions could seriously harm TriGemX's future revenue and financial condition and increase TriGemX's costs and expenses.

Risk Factors (Cont.) Risks Related to This Private Placement and the Combined Company’s Common Shares There has been no public market for the Combined Company's common shares prior to this offering, and an active market in the shares may not develop or be liquid enough for investors to resell those shares quickly or at the market price. The price of the Combined Company's common shares is likely to be volatile and may fluctuate due to factors beyond its control. If securities or industry analysts do not publish research, or publish inaccurate or unfavorable research, about the Combined Company's business, the price of its common shares and its trading volume could decline. The Combined Company will incur increased costs as a result of operating as a public company, and its management and board of directors will be required to devote substantial time to new compliance initiatives and corporate governance practices. Provisions in the Combined Company's corporate charter documents and under Delaware law could make an acquisition of the Combined Company, which may be beneficial to its stockholders, more difficult and may prevent attempts by its stockholders to replace or remove its current directors and members of management. The Combined Company's amended and restated certificate of incorporation will provide that the Court of Chancery of the State of Delaware and the federal district courts of the United States will be the exclusive forums for substantially all disputes between the Combined Company and its stockholders, which could limit the Combined Company’s stockholders’ ability to obtain a favorable judicial forum for disputes with it or its directors, officers or employees. Future sales of the Combined Company's common shares in the public market could cause its share price to fall. Because the Combined Company does not expect to pay dividends on its common shares in the foreseeable future, capital appreciation, if any, would be your sole source of gain. The Combined Company will have broad discretion in the use of the net proceeds from this private placement and may not use them effectively. The Combined Company will be an “emerging growth company” and a “smaller reporting company” and, as a result of the reduced disclosure and governance requirements applicable to emerging growth companies and smaller reporting companies, its common stock may be less attractive to investors. General Risks Related to the Combined Company’s Business If the Combined Company is unable to design and maintain effective internal control over financial reporting in the future, investors may lose confidence in the accuracy and completeness of its financial reports and the market price of its common stock may decline. The Combined Company's ability to use its net operating loss carryforwards and certain other tax attributes may be limited. Changes in tax laws or regulations may have a material adverse effect on the Combined Company's cash flow, business, financial condition, results of operations or prospects. Unfavorable global economic or political conditions could adversely affect the Combined Company's business, financial condition, results of operations or cash flows. The Combined Company's disclosure controls and procedures may not prevent or detect all errors or acts of fraud. Risks Related to a Potential Transaction Each of Company and a potential SPAC would incur significant transaction costs in connection with a de-SPAC transaction. The consummation of a de-SPAC transaction would be subject to a number of conditions, and if those conditions are not satisfied or waived, the associated business combination agreement would be terminated and the potential transaction might not be completed. A SPAC could waive one or more of the conditions to a de-SPAC transaction, resulting in the consummation of the transaction notwithstanding divergence from assumptions on which the transaction is initially evaluated and approved. The ability to successfully effect a de-SPAC transaction and operate the business thereafter will be largely dependent upon the efforts of certain key personnel. The loss of such key personnel could negatively impact TriGemX’s operations and financial results. There can be no assurance that TriGemX’s Common Stock will be approved for listing on a stock exchange or that TriGemX will be able to comply with the continued listing standards of a stock exchange. Legal proceedings in connection with a potential transaction, the outcomes of which would be uncertain, could delay or prevent the completion of a potential transaction. The future grant and exercise of registration rights could adversely affect the market price of TriGemX’s Common Stock following the consummation of a de-SPAC transaction. Significant redemptions by a SPAC’s public shareholders could require TriGemX to raise future financing following the consummation of a de-SPAC transaction and reduce the public float of its Common Stock. If a SPAC’s due diligence investigation of TriGemX’s business is inadequate and material risks are not uncovered, TriGemX’s stockholders following the consummation of a de-SPAC transaction could lose some or all of their investment. During the pre-closing period, TriGemX and a SPAC could be prohibited from entering into certain transactions that might otherwise be beneficial to Company, the SPAC or their respective stakeholders.

COMPANY OVERVIEW

TriGemX is Developing Potential First-in-class Oral Therapies for the Treatment of Migraine

TriGemX Bio

1. Elismetrep is a potential first-in-class, investigational oral TRPM8 channel blocker in Phase 3 trials for acute treatment of migraine, which we believe is the only novel mechanism in late-stage development, with expansion potential into migraine prevention
2. Migraine affects ~1B people globally[1], with anti-CGRP therapies alone projected to approach ~$11B in annual sales[2] and Ubrelvy and Nurtec ODT each tracking to >$2B at peak[2]
3. Significant unmet need persists despite multiple approved drug classes, with only ~30% of treated attacks achieving pain freedom and patients cycling between mechanisms in search of relief
4. Targeting TRPM8 in migraine is supported by GWAS, with a mechanism distinct from CGRP and triptan agents, and with potential to help all patients, including those who do not respond to current therapies
5. Phase 2b showed a favorable safety/tolerability and clinically meaningful efficacy profile across all three key clinical endpoints: placebo-adjusted +10.5% pain freedom, +14.0% MBS freedom and +16.4% pain relief at 2 hours for the 20 mg dose
6. Favorable safety data to date across 13 clinical trials with ~1,000 subjects exposed to elismetrep, single and multiple dosing paradigms evaluated previously are 45-90x vs. current Phase 3 doses
7. Phase 3 trials underway utilizing a novel liquid filled capsule formulation (rapid release, 2.3x greater exposure at 2 hours relative to previous DFC formulation), with expected read out in mid-2027 and early 2028, ahead of an NDA targeted for mid-2028
8. ~$111M in cash as of October 1, 2026, funds operations into Q3:2027, supported by certain U.S. patents into the mid-2040s, blue-chip investor backing and a management team with direct migraine development experience

Note: GWAS stands for Genome-Wide Association Studies. CGRP stands for calcitonin gene-related peptide. MBS stands for most bothersome symptom.
1. National Library of Medicine.
2. GlobalData.

TriGemX Bio 6

Management Team and Board Brings Significant Clinical and Operational Experience

Experienced Management Team with a Strong Track Record of Delivering Value to Investors

Jeff Goater
Chief Executive Officer



- Venture Partner, The Column Group
- Former CEO, Surface Oncology
- Former CFO, Voyager Therapeutics
- ~10 yrs banking; MD at Evercore

Aninda Katragadda
Chief Financial Officer



- 25+ yrs in senior biotech finance roles
- Former CFO, Atavistik Bio
- Prior: Akouos (IPO), Surface Oncology, Voyager
- CPA; began career at Vertex and PwC

Brett Lauring
Chief Medical Officer



- Joined TriGemX in 2019
- Former VP, Early Clinical Dev., Takeda
- 11 yrs at Merck in clinical development
- M.D./Ph.D., NYU; ex-Columbia faculty

Maury Spadoto
VP of HR & FP&A



- Joined TriGemX in 2021
- Senior fintech and biotech finance roles
- Prior: Ichnos Sciences, Novantas, Build America Mutual
- Began career at Deloitte and PwC

Hannah Stringer
Controller



- Joined TriGemX in 2019
- Supported fundraises and ERP rollout
- Former Global Controller, CoCreativ
- CPA; four years at KPMG

Supported by an Exceptional Board of Directors

Peter Hecht, Ph.D. *Tisento Therapeutics*	**Doug Pagán** *Kailera Therapeutics*	**Peter Svennilson** *TCG*	**Cariad Chester** *TCGX*	**Josh Wolfe** *Lux Capital*	**Jeff Goater** *TriGemX Bio*

Validating Investors Support the Path to Success

TCGX | THE COLUMN GROUP | Viking | LUX | polarispartners

TriGemX Bio 7

DISEASE OVERVIEW AND TREATMENT LANDSCAPE

A life-disrupting disease with broad negative impact on quality of life: productivity at work, relationships, parenting Sources: Ashina M, Katsarava Z, Do TP, et al. Migraine: epidemiology and systems of care. Lancet. 2021; 397:1485-95; Global Data forecast for US, France, Germany, Italy, Spain, UK, and Japan (September 2024). With current drugs such as triptans, pain freedom is only achieved in ~30% of treated migraine attacks Approximately 25% of patients have multiple prescriptions for acute treatment One of the most common neurological diseases affecting ~1 billion people worldwide Migraine Market is a Large & Underserved Opportunity

A Large, Defined Population Inadequately Served by Currently Approved Acute Treatment Options


~40M
Total U.S. Migraine Patients
~23M
Diagnosed
~17M
Undiagnosed
~13M
Migraine Patients Treated with Rx
~9.8M
Acute Tx only
~0.1M
Preventive Tx only
~3.2M
Use Acute and Preventive Tx

Novel mechanisms have the potential to increase both diagnosed and treated patient volumes, demonstrated by the impact of anti-CGRP therapies on migraine total Rx's following their launch

Cardiovascular limitations of existing migraine therapies, including triptan-associated vasoconstriction and hypertension-related considerations for CGRP agents, leave a subset of patients with limited / no Rx options[1]

Acute >> Chronic migraine patients; pain freedom is achieved in only ~30% of treated migraine attacks, leading many patients to cycle across therapies and mechanisms, with ~25% requiring multiple Rx's[2]

1. National Library of Medicine.
2. Chiang et al. Neurology (2023).

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Migraine: Overview of the Disease & Treatment

Type of Migraine	Episodic Migraine	Chronic Migraine
Headaches Days per Month	≤14 Days	15+ Days
Est. % of Patients	94%	6%
Treatment Approach	① Acute Treatment	
	② Preventive Treatment	② Preventive Treatment

TriGemX Strategic Focus

- ① Initial opportunity
- ② Potential expansion opportunity

Sources: https://www.ichd-3.org/1-migraine/; Ailani J, et al., Headache. 2021 Jul;61(7):1021-1039; Blumenfeld AM et al. Cephalalgia. 2011;31(3):301-315; Ha H, Gonzalez A. et al., Am Fam Physician. 2019 Jan 1;99(1):17-24; "Despite Migraine's Widespread Prevalence, the Disease Remains Undertreated" (July 2025).

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Migraine is a Significant Commercial Opportunity

Anti-CGRP Therapies Alone Projected to Peak at ~$11 Billion in Sales

- In Dec 2019, AbbVie's Ubrelvy (ubrogepant) became the first FDA-approved gepant for acute treatment of migraine, achieving over $1.2 billion in sales in 2025 and projected to reach peak sales of $2.1 billion
- Pfizer's Nurtec ODT/Vydura (rimegepant) reached 2025 sales of over $1.4 billion, including both acute treatment of migraine and prevention usage, and is projected to reach peak sales of $2.2 billion
  - Estimated 70%+ (~$1 billion) for acute treatment of migraine
- Patient switching is common due to inadequate efficacy, intolerable side effects – opportunity for new mechanisms



Anti-CGRP Annual Sales ($B)
Preventative
Acute
Both
$0.1
$0.7
$1.3
$0.1
$0.1
$1.1
$2.5
$0.5
$0.6
$1.5
$2.9
$0.2
$0.7
$2.0
$4.2
$0.9
$0.8
$2.4
$5.6
$1.3
$1.0
$3.3
$6.8
$1.4
$1.3
$4.1
$9.0
$1.7
$1.7
$5.5
$9.1
$1.9
$1.9
$5.3
$9.9
$2.0
$2.1
$5.8
$10.5
$2.1
$2.2
$6.1
$11.0
$2.2
$2.4
$6.4
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Sources: Company reports; Evaluation of rimegepant utilization patterns and patient characteristics among new users: a United States administrative claims-based study, Neurology (2024) Vol 40, Issue 11; GlobalData
Note: Anti-CGRP sales reflect global reported net product revenue from company annual reports and consensus forecasts from GlobalData. Preventive includes Aimovig (erenumab), Ajovy (fremanezumab), Emgality (galcanezumab), Vyepti (eptinezumab) and Qulipta (atogepant), each approved solely for migraine prevention. Acute reflects Ubrelvy (ubrogepant) and Zavzpret (zavegepant), approved solely for the acute treatment of migraine. Both reflects Nurtec ODT / Vydura (rimegepant), the only anti-CGRP therapy approved for both acute treatment and prevention.

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Launch Impact of CGRP & Gepants Novel Mechanisms Increased Number of Treated Patients Launched with clinical efficacy comparable to legacy triptans Originally projected to serve only triptan-contraindicated patient populations Grew total annual prescription volume from 15M to >22.5M TRx and captured ~35% market share from legacy triptans in half a decade Annual TRx Volume and Market Share (Jan 2017 – Sep 2022)¹ CGRP mAb launch Gepant launch Novel Mechanism Blueprint: CGRP mAbs & Gepants IQVIA and H.C. Wainwright (2023).

NONCLINICAL SUPPORT FOR TRPM8 TARGETING

TRPM8 Channel Blockade With Elismetrep

A Mechanistically Distinct and Novel Approach to Migraine

Elismetrep is an investigational, oral, potent, and highly selective TRPM8 channel blocker with a PK profile we believe is suited for the treatment of migraine

TRPM8 **encodes an ion channel. Among the most consistently and strongly associated loci in genetic studies[1,2]**

Trigeminal *TRPM8* expression is distinct from targets of other migraine therapeutics (genes encoding CGRP, PACAP, Serotonin Receptors 1D, 1F)[3-5]

Elismetrep may be targeting different neurons vs existing therapies

Animal studies suggest potential for activity in a broad range of migraine attacks including in patients not served by triptans and gepants

TRPM8 not expressed in human vasculature, no hemodynamic effects observed with elismetrep. Triptans are vasoconstrictive, CGRP-targeted agents can exacerbate hypertension, trigger Raynaud's phenomenon

Note: PK stands for pharmacokinetic profile.

1. Chasman et al., Nat. Genetics, 2011.
2. Hautakangas, H. et al., Nat. Genetics, 2022.
3. TriGemX data.
4. Bhuiyan, S. et al., Sci. Advances, 2024.
5. Yang, L., et al., Neuron, 2022.

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Elismetrep has Shown Broader Activity in Rodents, as Measured by Change Periorbital Threshold

Tested Against Known Pain Inducers vs. Sumatriptan, Olcegepant

Pain Inducer	Elismetrep	Olcegepant	Sumatriptan
NO Donor	✓	✓	✓
CGRP	✓	✓	✓
PACAP	✓	X	✓
Levcromakalim	✓	✓	X

Note:

- Inducers known to trigger attacks in human migraine
- As in rodents, in humans blocking CGRP is not effective at preventing PACAP pain and sumatriptan not effective against levcromakalim



ISDN-Induced Allodynia[1]
Subchronic Levcromakalim-Induced Allodynia[1]
CGRP-Induced Allodynia[1]
PACAP-Induced Allodynia[1]
* p < 0.05
** p < 0.01
*** p < 0.001
**** p < 0.0001
Periorbital Threshold (g)
Baseline
Vehicle
Elismetrep (0.3 mg/kg)
Sumatriptan (10 mg/kg)
Vehicle
Elismetrep (1 mg/kg)
Sumatriptan (10 mg/kg)
Vehicle
Elismetrep (1 mg/kg)
Olcegepant (1 mg/kg)
Vehicle
Elismetrep (1 mg/kg)
Olcegepant (1 mg/kg)

ISDN = Isosorbide Dinitrate, CGRP = Calcitonin Gene-Related Peptide, PACAP = Pituitary Adenylate Cyclase-Activating Polypeptide

Ramos, J. M. F. et al. Neuroscience 344, 157–166 (2017).
Dallel, R., Descheemaeker, A. & Luccarini, P. Cephalalgia 38, 776–785 (2017).
Ashina, M., Hansen, J. M. & Olesen, J.. Cephalalgia 33, 540–553 (2012).
Karsan, N., Edvinsson, L., Vecsei, L. & Goadsby, P. J. Ann. Clin. Transl. Neurol. 11, 1654–1668 (2024).
Hansen, J. M., Hauge, A. W., Olesen, J. & Ashina, M. Cephalalgia 30, 1179–1186 (2010).
Mangutov, E. et al. Br. J. Pharmacol. 182, 1630–1643 (2025).
Zhuang, Z. A., Al-Karagholi, M. A.-M., Ashina, H., Do, T. P. & Ashina, M. Cephalalgia 45, 03331024251341464 (2025).
Christensen, S. L. et al. Cephalalgia 41, 1413–1426 (2021).
Mason, B. et al, J Neuroscience 37. 204-216 (2017) and TriGemX internal data.

1. Allodynia is defined as "pain due to a stimulus that does not normally provoke pain."

- We may create benchmark molecules for comparative purposes. However, we cannot be certain that any benchmark molecule that we create is the same as the molecule we are attempting to recreate, and the results of nonclinical tests comparing any such benchmark molecule to our product candidate may be different than the actual results of a head-to-head test of our product candidate against a competitor molecule.

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Elismetrep but not Sumatriptan Showed Additivity in Combination with Olcegepant in a Rodent Migraine Model



Combination of Elismetrep + Olcegepant Shows Additivity
Combination Sumatriptan + Ocegepant Does Not Show Additivity
* p < 0.05
** p < 0.01
*** p < 0.001
**** p < 0.0001
Periorbital Threshold (g) at 120 min
Periorbital Threshold (g) at 120 Min
Vehicle
Elismetrep (0.01 mg/kg)
Olcegepant (0.03 mg/kg)
Sumatriptan (3 mg/kg)
Combo

- Sub-efficacious doses tested alone or in combination in ISDN-induced rodent allodynia model
- Dose response studies of elismetrep, olcegepant and sumatriptan informed dose selection
- Lack of activity for sumatriptan + olcegepant consistent with published data[1]
- Efficacy in this facial allodynia model is determined measuring periorbital withdrawal threshold; dotted line = average baseline periorbital threshold

1. Ernsten, C. et al, *Cephalalgia* 2020.

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ELISMETREP PHASE 2B RESULTS

Elismetrep Phase 2b Study Design


Visit 1
Screening
Visit 2
Randomization
Up to 4 weeks
Placebo (N=99)
2 mg (N=51)
5 mg (N=101)
10 mg (N=96)
20 mg (N=51)
45 days to treat one migraine
(single attack design)
Visit 3
End of Treatment

Key Inclusion Criteria

- ✓ Documented history of migraines for ≥1 year + aura (by ICHD criteria) lasting 4 to 72 hours
- ✓ 2-10 moderate-to-severe migraines per month
- ✓ No or stable prophylaxis

Key Primary and Secondary Endpoints

2-h Pain Freedom (1°)*

2-h Freedom From Most Bothersome Symptom (2°)*

2-h Pain Relief (2°)

Baseline Characteristics

Total number of randomized	431[1]
% Female	87%
Age (mean)	45.8 years
Stable preventive therapy	35%
Triptan resistant	31%

1. 431 represents the number of patients randomized. 404 took study drug (included in safety analyses) and 398 took study drug for a qualifying migraine (included in the mITT analyses) Numbers listed in the study arms represent the number of patients eligible for efficacy analysis.

*Superiority to placebo at 2 hours on pain freedom and MBS freedom are endpoints that provide basis for approval of acute treatment of migraine in the U.S.

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Phase 2b Efficacy Results

Dose-Responsive and Clinically Meaningful Effects on Pain Freedom Observed at up to 8 Hours

Proportion of Subjects with Pain Freedom (All Data/LOCF Analysis)



Proportion of subjects with pain freedom at 2 hours
19.6%
11.5%
9.1%
Proportion of Responders
0.4
0.3
0.2
0.1
0.0
Pre-dose
1H
2H
3H
4H
6H
8H
Placebo (N=99)
10 mg (N=96)
20 mg (N=51)
*nominal 1-sided p <0.05 vs pbo

2-Hour Pain Freedom (PF)

*Nominal P-value	Primary analysis[1]	All Data/LOCF[2]
Dose	20 mg	20 mg
Placebo-adjusted response rate	8.5%	10.5%
1-Sided P-value vs. Placebo	0.065	0.034*

1. Primary analysis=non-responder imputation (subjects with missing 2-h eDiary data are considered non-responders).
2. All data analysis incorporates pt interview data for subjects who missed 2h eDiary entries. LOCF=last observation carried forward for subjects with missing 2-h eDiary data. 2-h results were identical for these two analyses. Graph shows All data analysis.

2-Hour PF for Other Drugs for Acute Treatment of Migraine



2-h Pain Freedom
Ubrogepant
Rimgepant
Zavegepant
Rizatriptan+Meloxicam
Rizatriptan
0
5
10
15
20
Placebo-adj Response Rate (%)

- Includes studies in U.S. labels for FDA approved drugs shown
- Each point represents placebo-corrected response rate from a treatment arm from a specific study
- Bars represent non-weighted averages across studies
- Rizatriptan data from the Symbravo (rizatriptan+meloxicam USPI)
- This data is based on cross-trial comparisons and not head-to-head clinical trials; such data may not be directly comparable due to differences in study protocols, conditions, patient populations, and other factors

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Phase 2b Efficacy Results Clinically Meaningful Effects on Freedom from Most Bothersome Symptom Observed at up to 8 hours 2-Hour Freedom from MBS Dose 10 mg 20 mg Placebo-adjusted response rate 7.9% 14.0% 1-Sided P-value vs. Placebo 0.1199 0.0425* *nominal 1-sided p <0.05 vs pbo 24.2% Proportion of Subjects with Freedom from Most Bothersome Symptom (MBS) * Nominal P-value Includes studies in U.S. labels for FDA approved drugs shown Each point represents placebo-corrected response rate from a treatment arm from a specific study Bars represent non-weighted averages across studies Rizatriptan data from the Symbravo (rizatriptan+meloxicam USPI) This data is based on cross-trial comparisons and not head-to-head clinical trials; such data may not be directly comparable due to differences in study protocols, conditions, patient populations, and other factors Note: MBS is prespecified by the patient before the treated attack and can be photophobia, phonophobia, or nausea. 2-Hour MBS for Other Drugs for Acute Treatment of Migraine 2-h MBS Proportion of subjects with freedom from MBS at 2 hours 38.3% 32.2%

42.4% *nominal 1-sided p <0.05 vs pbo Proportion of Subjects with Pain Relief (Secondary) Phase 2b Efficacy Results Clinically Meaningful Effects on Pain Relief Observed at up to 8 hours * Nominal P-value 2-Hour PR for Other Drugs for Acute Treatment of Migraine 2-Hour Pain Relief Dose 10 mg 20 mg Placebo-adjusted response rate 9.7% 16.4% 1-Sided P-value vs. Placebo 0.0891 0.0293* Includes studies in U.S. labels for FDA approved drugs shown Each point represents placebo-corrected response rate from a treatment arm from a specific study Bars represent non-weighted averages across studies Rizatriptan data from the Symbravo (rizatriptan+meloxicam USPI) This data is based on cross-trial comparisons and not head-to-head clinical trials; such data may not be directly comparable due to differences in study protocols, conditions, patient populations, and other factors 2-h Pain Relief Proportion of subjects with pain relief at 2 hours 58.8% 52.1%

Phase 2b Results: Generally Well Tolerated, Favorable Safety Profile for Elismetrep Treatment-Emergent Adverse Events >5% in any Group1 MedDRA Preferred Term Placebo (n=104) n (%) 2 mg (n=51) n (%) 5 mg (n=101) n (%) 10 mg (n=97) n (%) 20 mg (n=51) n (%) Paresthesia, oral 0 0 0 2 (2.1) 5 (9.8) Feeling hot 0 0 0 4 (4.1) 5 (9.8) Paresthesia 0 0 0 5 (5.2) 4 (7.8) Flushing 0 2 (3.9) 1 (1.0) 4 (4.1) 3 (5.9) Hot flush 0 0 0 1 (1.0) 4 (7.8) All AEs were mild (~70%) or moderate (~30%) at highest dose No serious adverse events were reported Mild: Asymptomatic or mild symptoms, does not interfere with routine activity Moderate: Some impact on routine activity Severe: Significant impact on or prevent routine activities 1. The majority of the reported AEs are known to be mechanism and dose related.

Elismetrep Safety Data Evaluated Across 13 Clinical Studies with ~1,000 Subjects Single and multiple dosing paradigms evaluated previously 45-90x1 vs. current Phase 3 doses, without dose limiting adverse events, toxicities to date Clinical DDI, QTc studies completed Well tolerated in 12-week Phase 2 studies in VMS, diabetic neuropathy patients; longest exposure is 64 weeks at 5 mg QD Nonclinical chronic toxicology and 2-year carcinogenicity studies completed 1. Single doses up to 900 mg (900 mg representing approximately 45-90x the 10-20 mg Phase 3 doses).

ELISMETREP PHASE 3 PROGRAM

Elismetrep Phase 3 Program for Acute Treatment of Migraine

Study	# of Patients	Treatment Arms	Primary Endpoints	Select Secondary Endpoints	Start	Anticipated Topline Results
P003 Pivotal 1 *NCT07645924*	1,950	Placebo 10 mg 20 mg	• 2-h Pain Freedom • 2-h Freedom from Most Bothersome Symptom	• 2-h Pain Relief • 2-48h Sustained Pain Freedom • 2-h Functional Disability	Jul 2026	Mid-2027
P004 Pivotal 2 *NCT07816367*	1,725	Placebo 10 mg 20 mg	• 2-h Pain Freedom • 2-h Freedom from Most Bothersome Symptom	• 2-h Pain Relief • 2-48h Sustained Pain Freedom • 2-h Functional Disability	Oct 2026	Early 2028
P005 Long Term Safety Study *NCT07674654*	1,000	10 mg 20 mg	AEs, SAEs	NA	Aug 2026	Early 2028

- Study inclusion criteria selected based on FDA guidance, nearly identical to Phase 2b
- P003 and P004 are single attack studies consistent with FDA guidance
- Subjects from P003 can roll over into P005 in which they are provided up to 12 doses/month to treat any migraine

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Phase 3 Studies Using Liquid-Filled Capsule (LFC) Formulation Intended to Accelerate Onset of Action / Efficacy

Phase 1 Results Support Use of LFC Formulation in Phase 3

- LFC formulation resulted in significantly earlier absorption than dry-filled capsule (DFC) formulation used in Phase 2b
  - T_{max} of 1 hour versus 2.5 hours at 20 mg dose
  - $AUC_{0\text{-}2h}$ is 2.3x greater with LFC formulation at 20 mg dose
- LFC safety data were similar to DFC formulation (20 mg dose) in a Phase 1 study
- Exposure-response modeling predicts PK with LFC has the potential to result in ~50% and ~40% improvements in 2h PF and 2-h MBS, respectively vs DFC*

Concentration Over Time



Mean Elismetrep Concentration (ng/mL)
800
600
400
200
0
0
2
4
6
8
Time (hr)
Legend
DFC 20 mg
LFC 10 mg
LFC 20 mg

Formulation / Dose	Relative increase in drug exposure over 0-2h ($AUC_{0\text{-}2h}$)
DFC / 20 mg *(Used in Phase 2b)*	**1.0x**
LFC / 20mg *(Used in Phase 3)*	**2.3x**
LFC / 10 mg *(Used in Phase 3)*	**1.06x**

Key Endpoints are assessed at 2h post dose

*Lauring, et al., *Headache*, 2026; 66 (Suppl 1) Abstract T101. Assumes increase exposure that is predicted by PK modeling will translate to increased efficacy in Phase 3 trials.

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Pain Freedom in Acute Treatment of Migraine Phase 2b Trial Proportion of Responders 0.6 0.5 0.4 0.3 0.2 0.1 0.0 Pre-dose 1 2 3 4 6 8 24 48 Time (Hours) Placebo (N=99) 5 mg (N=101) Plan to develop a lower, distinct dose (vs acute treatment) for prevention of episodic migraine using a solid dosage form (not LFC) Efficacy Rationale: In the Phase 2b trial, the 5 mg dose increased the proportion of pain free subjects compared to placebo at time points > ~4 hours; with daily dosing, patients at steady state, therefore we believe the time of onset is not important Safety Rationale: In Phase 2b, the product candidate was generally well-tolerated. In a 12-week Phase 2 study in a different patient population conducted by Mitsubishi Tanabe Pharma, daily dosing at 5 mg was generally well-tolerated; some patients remained on drug for up to 64 weeks Trial in Migraine Prevention: Potential Development Program Expansion Opportunity1 1. Pending regulatory feedback.

TRANSACTION OVERVIEW

Shares and $ in millions (other than share price) Pro Forma Valuation PIPE Price Implied Share Price $10.00(1) Pro Forma Shares Outstanding 59.9 PF Equity Value $599.0 Less: PF Cash (196.2) Plus: PF Total Debt - Implied PF Enterprise Value $402.8 Sources of Funds(2) Cash Held in Trust(2) $86.7 TCGX PIPE Investment $35.0 3rd Party PIPE Investment $90.0 Rollover Equity $361.0 Total Sources of Funds $572.7 Uses of Funds(2) Rollover Equity $361.0 Estimated Transaction Fees & Expenses(3) $15.0 Cash to the Balance Sheet $196.7 Total Uses of Funds $572.7 1. $10.00 reflects the price of the PIPE issuance. 2. Assumes no shareholder redemptions. 3. Estimated fees and expenses for both TriGemX and TCGX Acquisition Corp. Terms of Transaction Pro Forma Ownership Shares % Total TCGX Shares 6,178,750 10.3% TCGX Founder Shares 2,156,250 3.6% TCGX Private Placement Shares 522,500 0.9% TCGX PIPE Investment 3,500,000 5.8% TCGX Shareholders 8,625,000 14.4% TriGemX Rollover Equity 36,100,000 60.3% 3rd Party PIPE Investment 9,000,000 15.0% Totals 59,903,750 100.0%

Key Upcoming Milestones and Timeline 2026 1H 2027 2H 2027 1H 2028 2H 2028 Current Cash: ~$111M as of October 1, 2026 1st Phase 3 Efficacy/Safety Trial: Expected Mid 2027 2nd Phase 3 Efficacy/Safety Trial: Expected Early 2028 12-Month Safety Study: Expected Early 2028 NDA Submission: Expected Mid 20281 Migraine Prevention Trial: Expected Late 2028 Anticipated Use of Proceeds Elismetrep Phase 3 program in acute treatment of migraine, clinical trial in migraine prevention, commercial prep and general operating expenses 1. Assumes positive Phase 3 trial readouts and successful pre-NDA discussions with FDA. Represents anticipated data results